SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                                FORM 8-K

                       CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     26-Dec-01

CENTEX CREDIT CORP HOME EQ LN
    ASSET BACKED CERT SER 2001 C
(Exact name of registrant as specified in its charter)


          Delaware                           333-93255-08           75-2851805
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


2728 North Harwood Street
Dallas, Texas                             75201
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (214) 981-5000
Item 5. Other Events

On 26-Dec-01 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Nov-01.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information
     See Exhibit No.1


B.   Have and deficiencies occurred?  NO.
           Date:
           Amount:

C.   Item 1: Legal Proceedings:  NONE

D.   Item 2: Changes in Securities:   NONE

E.   Item 4: Submission of Matters to a Vote of
     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
           Exhibit No.

   1.)         Monthly Distribution Report Dated:           26-Dec-01


Centex Credit Corp
Home Equity Loan Asset Backed Certificates, Series 2001-C

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                           26-Dec-01

DISTRIBUTION SUMMARY


             Original  Beginning Certifica Principal  Ending Certificate
   Class   Face Value        Balance      Distribution    Balance
    A-1    116000000.00      115056928.43  2391731.65   112665196.78
    A-2    46600000.00        46600000.00        0.00    46600000.00
    A-3    46400000.00        46400000.00        0.00    46400000.00
    A-4    22500000.00        22500000.00        0.00    22500000.00
    A-5    22100000.00        22100000.00        0.00    22100000.00
    A-6    30500000.00        30500000.00        0.00    30500000.00
    A-7    163100000.00      162073922.78  1507758.79   160566163.99
    M-1    31200000.00        31200000.00        0.00    31200000.00
    M-2    24700000.00        24700000.00        0.00    24700000.00
     B     16900000.00        16900000.00        0.00    16900000.00
   X-IO           0.00               0.00        0.00           0.00
     R            0.00               0.00        0.00           0.00
   TOTAL   520000000.00      518030851.21  3899490.44   514131360.77


             Interest     Pass-Through       Total
   Class   Distribution       Rate        Distribution
    A-1       320241.78           3.34000%  2711973.43
    A-2       153003.33           3.94000%   153003.33
    A-3       173613.33           4.49000%   173613.33
    A-4       101062.50           5.39000%   101062.50
    A-5       106632.50           5.79000%   106632.50
    A-6       136487.50           5.37000%   136487.50
    A-7       325160.81           2.40750%  1832919.60
    M-1       148720.00           5.72000%   148720.00
    M-2       129057.50           6.27000%   129057.50
     B         91119.17           6.47000%    91119.17
   X-IO      2523645.68           0.00000%  2523645.68
     R             0.00           0.00000%        0.00
   TOTAL     4208744.10                     8108234.54


AMOUNTS PER $1,000 UNIT

                           Principal        Interest
   Class      Cusip       Distribution    Distribution
    A-1      152314DV9         20.61837629  2.76070500
    A-2      152314DW7          0.00000000  3.28333326
    A-3      152314DX5          0.00000000  3.74166659
    A-4      152314DY3          0.00000000  4.49166667
    A-5      152314DZ0          0.00000000  4.82500000
    A-6      152314EA4          0.00000000  4.47500000
    A-7      152314EB2          9.24438253  1.99362851
    M-1      152314EC0          0.00000000  4.76666667
    M-2      152314ED8          0.00000000  5.22500000
     B       152314EE6          0.00000000  5.39166686
   TOTAL                        7.49902008  8.09373865

              Total    Ending Certificate
   Class   Distribution      Balance
    A-1     23.37908129       971.25169638
    A-2     3.283333262      1000.00000000
    A-3     3.741666595      1000.00000000
    A-4     4.491666667      1000.00000000
    A-5           4.825      1000.00000000
    A-6     4.475000000      1000.00000000
    A-7     11.23801104       984.46452477
    M-1     4.766666667      1000.00000000
    M-2           5.225      1000.00000000
     B      5.391666864      1000.00000000
   TOTAL    15.59275873       988.71415533


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEC FUNDING, LLC

                                        By:  /s/  Mark Frye
                                            --------------------------
                                             Name:  Mark Frye
                                             Title: Assistant Vice President
Dated:  December 31, 2001